UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Soliciting Material Under Rule
[_] Confidential, For Use of the 14a-12 Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                          Farmers & Merchants Bancorp
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

                           FARMERS & MERCHANTS BANCORP
                    121 West Pine Street, Lodi, CA 95240-2184




March 28, 2005



Dear Stockholder:

         The annual meeting of stockholders of Farmers & Merchants Bancorp (the "Company") will be held this year at the Lodi Grape Festival, Chardonnay Hall, 413 E. Lockeford Street, Lodi, CA, on Monday, April 18, 2005, at 4:00 p.m. We look forward to your attendance.

         The enclosed proxy statement describes the business to be conducted at the annual meeting, which includes the election of Directors and any other matters which properly come before the meeting.

         A copy of the Company's 2004 Annual Report to Stockholders is also enclosed.

         We hope you will be able to attend the annual meeting in person. Dinner will be served after the meeting. The Directors and senior management greatly appreciate the interest expressed by our stockholders. Whether or not you plan to attend the annual meeting, it is important that you are represented and that your shares are voted. Accordingly, after reviewing the enclosed proxy statement, we ask you to complete, sign and date the enclosed proxy and return it as soon as possible in the postage-paid envelope that has been provided for your convenience.


Sincerely,


/s/ Ole R. Mettler                      /s/ Kent A. Steinwert
Ole R. Mettler                          Kent A. Steinwert
Chairman of the Board                   President and Chief Executive Officer


Enclosures

                           FARMERS & MERCHANTS BANCORP
                    121 West Pine Street, Lodi, CA 95240-2184

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be held April 18, 2005

To the Stockholders:

NOTICE IS HEREBY GIVEN that the 2005 annual meeting of stockholders of Farmers & Merchants Bancorp, a Delaware corporation (the "Company") will be held this year at the Lodi Grape Festival, Chardonnay Hall, 413 E. Lockeford Street, Lodi, CA, on Monday, April 18, 2005, at 4:00 p.m. to:

1. Elect the following eleven (11) Directors to serve until the 2006 annual meeting of stockholders or until their successors are elected and qualified:

         Stewart C. Adams, Jr.                   Harry C. Schumacher
         Ralph Burlington                        Kevin Sanguinetti
         Edward Corum, Jr.                       Kent A. Steinwert
         Robert F. Hunnell                       Ole R. Mettler
         Calvin (Kelly) Suess                    Carl A. Wishek, Jr.
         James E. Podesta

2. Act upon such other matters as may properly come before such annual meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 4, 2005 as the record date for determining the holders of the common stock of the Company entitled to notice of, and to vote at, the annual meeting and any adjournments thereof. A complete list of stockholders entitled to vote will be available for inspection by stockholders of record at the office of the Secretary of the Company at 111 West Pine Street, Lodi, CA for the ten days prior to the meeting.

     You are strongly encouraged to attend the annual meeting. Please note that if you are a beneficial owner of common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.

     Please complete, sign and date, as promptly as possible, the enclosed proxy and immediately return it in the envelope provided for your use. This is important whether or not you plan to attend the annual meeting in person. The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you attend the annual meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS,


                                                /s/ Deborah Hodkin
                                                    Deborah Hodkin
                                                    Secretary
Dated:  March 28, 2005

------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
      TO INSURE YOUR VOTE IS REPRESENTED, YOU ARE URGED TO COMPLETE, SIGN,
                      DATE AND PROMPTLY RETURN YOUR PROXY.

------------------------------------------------------------------------------

                                 PROXY STATEMENT
                           FARMERS & MERCHANTS BANCORP
                    121 West Pine Street, Lodi, CA 95240-2184

     This proxy statement is furnished to the stockholders of Farmers & Merchants Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the annual meeting of stockholders to be held on April 18, 2005 at the Lodi Grape Festival, Chardonnay Hall, 413 E. Lockeford Street, Lodi, CA at 4:00 p.m., and at any adjournment or postponement thereof. All expenses incidental to the preparation and mailing, or otherwise making available to all stockholders of the notice, proxy statement and form of proxy will be paid by the Company. This proxy statement and the enclosed proxy are being mailed to the Company's stockholders on or about March 28, 2005.

     This proxy statement outlines the business to be conducted at the annual meeting, which includes the election of Directors.

Voting Rights and Vote Required

     Only stockholders of record at the close of business on March 4, 2005 (the "record date"), will be entitled to vote in person at the meeting or by proxy. On the record date, there were 792,709 shares of common stock outstanding and entitled to vote.

     Holders of common stock of the Company are entitled to one vote for each share held, other than with respect to the election of Directors. Due to the application of Section 2115 of the California Corporations Code, each stockholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares of common stock held by such stockholder multiplied by the number of Directors to be elected, and such stockholder may cast all of such votes for a single nominee or may distribute them among two or more nominees. For example, if you own 10 shares of common stock of the Company and 11 Directors are being elected, you have 110 votes - you can cast all of them for one nominee, or two or more nominees if you so choose. No stockholder, however, shall be entitled to cumulate votes (i.e., cast for any one or more nominees a number of votes greater than the number of shares of common stock of the Company held by such stockholder) unless the name(s) of the nominee(s) has (have) been placed in nomination prior to the commencement of the voting in accordance with Article III, Section 3.4 of the Company's by-laws (which requires that nominations made other than by the Board of Directors be made by notification in writing delivered or mailed to the President of the Company not less than 30 days or more than 60 days prior to any meeting of stockholders) and, in accordance with Article II, Section 2.9 of the Company's by-laws, a stockholder has given at least two days written notice to the Secretary of the Company of an intention to cumulate votes prior to the vote. The Company's Annual Meeting of Stockholders is expected to be held on April 18, 2005. Accordingly, any stockholder nomination for election to the Board of Directors for the 2005 Annual Meeting of Stockholders, to be timely, must be received by the Company not later than March 19, 2005 and not earlier than February 17, 2005. If any stockholder has given such notice, all stockholders may cumulate their votes for nominees, in which event votes represented by proxies delivered pursuant to this proxy statement may be cumulated, at the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this proxy statement.

     In the election of Directors, the 11 nominees receiving the highest number of votes will be elected. Approval of such other matters which properly come before the meeting, if any, will require the affirmative vote of a majority of the shares represented and voting at the meeting provided the quorum requirements of Article II, Section 2.7 of the by-laws are met, as described under the heading "Voting of Proxies - Quorum" below. Abstentions will not count as votes in favor of the election of Directors or any other proposals.

Voting of Proxies - Quorum

     The shares represented by all properly executed proxies received in time for the meeting will be voted in accordance with the stockholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted "FOR" the election of the 11 nominees for Director recommended by the Board of Directors and voted at the discretion of the proxy holders on such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting). A majority of the shares entitled to vote represented either in person or by properly executed proxies, will constitute a quorum at the meeting. Abstentions and broker "non-votes" are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in tabulations of the votes cast on proposals presented to the stockholders and therefore will have the effect of a negative vote. Broker "non-votes" will not be counted for purposes of determining the number of votes cast for a proposal.

Revocability of Proxy

     A stockholder using the enclosed proxy may revoke the authority conferred by the proxy at any time before it is exercised (i.e., before the vote pursuant to that proxy) by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, or by appearing and voting by ballot in person at the meeting. In the event that signed proxies are returned without voting instructions, proxies will be voted in favor of election of the eleven (11) persons nominated for election as Directors as set forth in this Proxy Statement and such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting).

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the meeting, it will be proposed to elect eleven (11) Directors of the Company, each to hold office until the next annual meeting and until their successors shall be elected and qualified. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the eleven (11) nominees named below.

     The following table sets forth the names of each of the nominees for election as a Director, their age, their principal occupation for the past five years and the period during which they have served as Director of the Company (or the Bank).

--------------------------- -------- -------------------------------------------------------------- -------------
                                                         Principal Occupation                         Director
             Name           Age                         During Past Five Years                         Since
--------------------------- -------- -------------------------------------------------------------- -------------
Stewart C. Adams, Jr.         67     Attorney                                                           1997
--------------------------- -------- -------------------------------------------------------------- -------------
Ralph Burlington              81     Retired, Former Co-owner San Joaquin Sulfur Co.                    1968
--------------------------- -------- -------------------------------------------------------------- -------------
Edward Corum, Jr.             53     Owner, Corum Real Estate Investment Co.                            2003
--------------------------- -------- -------------------------------------------------------------- -------------
Robert F. Hunnell             84     Retired, Former Owner, Hunnell's Pharmacy                          1970
--------------------------- -------- -------------------------------------------------------------- -------------
Ole R. Mettler                87     Chairman of the Board and Retired Bank President                   1973
--------------------------- -------- -------------------------------------------------------------- -------------
James E. Podesta              84     Orchardist                                                         1980
--------------------------- -------- -------------------------------------------------------------- -------------
Kevin Sanguinetti             46     President, First American Title Co.                                2001
--------------------------- -------- -------------------------------------------------------------- -------------
Harry C. Schumacher           84     Retired since 1997, prior thereto President of the Bank            1997
--------------------------- -------- -------------------------------------------------------------- -------------
Kent A. Steinwert             52     President and Chief Executive Officer of the Company and Bank      1998
--------------------------- -------- -------------------------------------------------------------- -------------
Calvin (Kelly) Suess          69     Co-owner, Lodi Nut Company, Inc.                                   1990
--------------------------- -------- -------------------------------------------------------------- -------------
Carl A. Wishek, Jr.           66     Assistant Vice President of the Bank                               1988
--------------------------- -------- -------------------------------------------------------------- -------------

     None of the Directors of the Company were selected pursuant to arrangements or understandings other than with the Directors and stockholders of the Company acting within their capacity as such. There are no family relationships among the Directors and executive officers of the Company, and none of the Directors serves as a Director of any company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

     The Board does not anticipate that any of the nominees will be unable to serve as a Director of the Company, but if that should occur before the meeting, the proxy holders, in their discretion, upon the recommendation of the Company's Board of Directors, reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of Directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, based upon the recommendation of the Board of Directors.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                           THE NOMINEES LISTED ABOVE.

Board of Directors Meetings

     During the calendar year ending December 31, 2004, the Board of Directors of the Company met seventeen (17) times and the Board of Directors of the Bank met twenty-four (24) times. Each incumbent attended more than 75% of the meetings of the Board of Directors and Committees on which they served. The Company expects directors to attend the annual meeting of stockholders and all eleven directors attended the annual meeting of stockholders in 2004.

Committees of the Board of Directors

     The Company's principal asset is its wholly-owned subsidiary, Farmers & Merchants Bank of Central California (the "Bank"). The Directors of the Company are also Directors of the Bank. As such, Bank Committees supervise and review the activities of the Bank, which in turn report to the Company's Board of Directors.

Nominating Committee

     The Board of Directors of the Company has a nominating committee; The Committee did not meet in 2004. The committee is comprised of the following voting members: Messrs. Mettler, Steinwert (Chairman), Schumacher, Suess and Hunnell. The Committee identifies candidates to serve as Directors of the Bank and the Company in the event of future Board openings. As part of its nominating responsibilities, the Nominating Committee will consider candidates nominated by the Company's stockholders, Directors, officers and from other sources. In evaluating candidates, the Nominating Committee considers the attributes of the candidate (including skills, experience, diversity, age and legal and regulatory requirements) and the needs of the Board of Directors, and reviews all candidates in the same manner, regardless of the source of the recommendation. The Nominating Committee will consider candidates nominated by the stockholders of the Company for next year's meeting if the nomination is made in writing in accordance with Article III, Section 3.4 of the By-Laws of the Company, as described under the heading "Stockholder Proposals" on page 17. Each of Messrs. Schumacher, Suess and Hunnell has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards.

Audit Committee

     The Audit Committee of the Company and the Bank oversees and monitors the activities of the internal and independent auditors of the Company and the Bank with the aim of ensuring compliance with applicable laws. The Audit Committee reports to the Boards of Directors of the Bank and the Company, as appropriate. The Audit Committee reviews the reports of audits and examinations of the Bank and the Company made by the independent auditors, internal auditors and regulatory agencies. The Committee also reviews the examinations of Bank operations, loans and credits and reports the results to the Boards of Directors of the Bank and the Company. The Committee met thirteen (13) times in 2004 and is comprised of the following members: Messrs. Schumacher (Chairman), Hunnell, Sanguinetti and Burlington. Each of the Directors serving on the Audit Committee has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards. Mr. Schumacher has been designated as the "financial expert" on the Audit Committee.

Expense Committee

     The Expense Committee of the Company and the Bank reviews and examines all Bank and Company expenses on a monthly basis comparing the results with the established annual budget, the previous month and prior year, and proposes recommendations to management regarding controllable expenses. The Committee met twelve (12) times in 2004 and is comprised of the following voting members:
Messrs. Podesta (Chairman), Burlington and Wishek.

CRA Committee (Community Reinvestment Act)

     The CRA Committee of the Company and the Bank monitors the Bank's efforts and responsibilities to comply with the Community Reinvestment Act. The CRA Committee makes recommendations to the Board of Directors to assure the Bank is meeting the credit, investment and service needs of the communities it serves. The Committee met twelve (12) times in 2004 and is comprised of the following voting members: Messrs. Suess (Chairman), Podesta, Adams and Wishek.

Personnel Committee

     The Personnel Committee of the Company and the Bank reviews and establishes the general employment and compensation practices and policies of the Bank and approves procedures for the administration thereof. The Personnel Committee is comprised of the following voting members: Messrs. Adams (Chairman), Sanguinetti, Corum and Schumacher. The Committee met five (5) times in 2004. Each of the Directors serving on the Personnel Committee has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards.

Asset and Liability Management Committee

     The Asset and Liability Committee of the Company and the Bank is responsible for the formulation, revision and administration of the Bank's policies relating to interest rate, liquidity and investment risk management. The Asset and Liability Committee is comprised of the following voting members:
Messrs. Suess (Chairman), Corum and Steinwert. The Committee met six (6) times in 2004.

Loan Committee

     The Loan Committee of the Company and the Bank is responsible for the formulation, revision and administration of the Bank's policy relating to credit and loan risk management. The Loan Committee meets weekly and is responsible for approving all loans between $2 million and $10 million (over $10 million requires full Board approval) and reviewing all loans over $500 thousand. The Loan Committee is comprised of the following voting members: Messrs. Hunnell (Chairman), Mettler and Steinwert. The Committee met forty-six (46) times in 2004.

Communications with Board of Directors

     If you wish to communicate with the Board of Directors you may send correspondence to the Secretary, Farmers & Merchants Bancorp, 121 W. Pine Street, Lodi, CA 95240-2184. The Secretary will submit your correspondence to the Board of Directors or the appropriate committee, as applicable.

Reports of the Personnel and Audit Committees

     The reports of the Personnel Committee and the Audit Committee and additional descriptions of their functions are as follows:

                        Report of the Personnel Committee
               of the Board of Directors on Executive Compensation

     The Personnel Committee reviews and establishes the general employment and compensation practices and policies and approves procedures for the administration thereof. The Board of Directors of the Company and the Bank, operating through its Personnel Committee, establishes annual executive compensation for the Chief Executive Officer of the Bank and the Company ("CEO") and the other executive officers based on their performance and compensation paid for similar positions at other banks of comparable size as determined through research performed by independent third party consultants and published in industry publications. This annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation, which can provide additional compensation if established performance measures are achieved.

     The aggregate salary and bonus earned by each of the named executive officers is set forth in the Summary Compensation Table on page 9. Each named executive receives a monthly base salary, and is eligible to receive an annual cash bonus. Performance measures are established each year based on the Company and Bank's profit objectives. The extent to which these objectives are achieved determines the annual cash bonus, if any, and merit increase earned by such named executive officer.

     In evaluating the CEO's annual salary, the Personnel Committee considers a combination of objective and subjective factors, including the following: the Company and Bank's financial performance; comparative executive compensation levels of peer groups; and current economic conditions. The performance measures used in determining the CEO's annual cash bonus are based on the Company's performance relative to the current year's budget as well as progress towards achieving the Company's five year strategic plan. Both the annual budget and strategic plan are approved in advance by the Board of Directors. The Personnel Committee assesses these factors and makes a recommendation on the CEO's performance and resulting base salary and incentive compensation to the full Board of Directors for approval.

                                              Respectfully Submitted,


                                              Stewart C. Adams, Jr., Chairman
                                              Harry C. Schumacher
                                              Kevin Sanguinetti
                                              Edward Corum, Jr.



             Report of the Audit Committee of the Board of Directors

     The Audit Committee oversees relevant accounting, risk assessment, risk management and regulatory matters. It meets with the Bank's and the Company's internal auditors and the independent auditors to review the scope of their work as well as to review quarterly and annual financial statements and regulatory and public disclosures with the officers in charge of financial reporting, control and disclosure functions. After reviewing the independent auditor's qualifications, partner rotation and independence, the Audit Committee also makes an annual decision regarding selection of the independent auditors. In addition, the Audit Committee reviews reports of examination conducted by regulatory agencies and follows up with management concerning any recommendations and required corrective action.

     The Audit Committee reports regularly to the Boards of Directors of the Bank and the Company and has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties.

     In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In connection with the December 31, 2004 financial statements of the Company, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2004.

     The Board of Directors has approved a written charter of the Audit Committee which is attached to this proxy statement as Exhibit A hereto.

                                             Respectfully submitted,


                                             Harry C. Schumacher, Chairman
                                             Robert F. Hunnell
                                             Ralph Burlington
                                             Kevin Sanguinetti




                            Audit and Non-Audit Fees

Audit-Related Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit and review of the Company's quarterly and annual financial statements for fiscal years 2004 and 2003 were $190,173 and $134,011 respectively.

Tax Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for tax compliance, tax advice and tax planning, for fiscal years 2004 and 2003 were $0 and $12,039 respectively.

Pre-approval of Services by the Company's External Auditor

     The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company's external auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its independent auditor and consider, and if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

     Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided by its external auditor.

Executive Officers

     Set forth below is certain information regarding the executive officers of the Bank, with the exception of Mr. Steinwert and Mr. Mettler whose information is set forth under "Nominees":

Name and Position(s)                 Age                  Principal Occupation during the Past Five Years

Richard S. Erichson                  57      Executive Vice President and Senior Credit Officer of the Company and
Executive Vice President                     Bank.
& Senior Credit Officer

Deborah E. Hodkin                    42      Executive Vice President & Chief  Administrative Officer of the Company
Executive Vice President &                   and Bank since December 2000, prior thereto, Executive Vice President &
Chief Administrative Officer                 Chief Operations Officer of Union Safe Deposit Bank.
and Secretary

Chris C. Nelson                      50      Executive Vice President and Head of Retail Banking of the Bank since
Executive Vice President & Head              December 2001, prior thereto Vice President On-line Regional Sales and
of Retail Banking                            Marketing Wells Fargo Bank since  2001, prior thereto Senior Vice
                                             President, E-Commerce of Bank of America.

Stephen W. Haley                     51      Executive Vice President and Chief Financial Officer of the Company and
Executive Vice President                     Bank since April 2003, prior thereto, President and Chief Operating
& Chief Financial Officer                    Officer of Community West Bancshares since 2001, prior thereto, Senior
                                             Vice President, Finance and Risk Management of United PanAm Financial
                                             Corp.

Kenneth W. Smith                     45      Executive Vice President & Head of Business Banking of the Bank since
Executive Vice President & Head              January 2004, prior thereto, Senior Vice President and Credit
of Business Banking                          Administrator of the Bank.



Compensation of Directors and Executive Officers

     A Director who is not an employee of the Bank receives a fee for each Bank Board Meeting attended. The Board Meeting fee is $1,000, and the Committee Meeting fee is $300 (Committee Chairmen receive $500). In addition, each Director who is not an employee of the Bank received a $18,000 bonus in 2004. Directors may elect to defer receipt of some or all Directors' fees. Directors who are employees of the Bank (Messrs. Mettler, Steinwert and Wishek) do not receive compensation for their services as Directors.

     Directors who are not active officers in the Bank do not participate in any retirement plans.

     In 2004, all Directors were permitted to participate in the Bank's group medical insurance plan along with salaried employees. This plan is funded 58% by the Bank and 42% by the Directors. Directors who chose not to participate in the Bank's group medical insurance plan were compensated in an amount equal to the Bank's share of the cost had they participated.

     The Bank plans to continue the payment of such fees for regular meetings of the Board and of the Committees of the Board. However, effective January 1, 2005 Directors will no longer participate in the Bank's group medical insurance plan. Instead, each Director is compensated in the amount of $485 per month to cover a portion of the cost of outside medical insurance.

     The following table sets forth the aggregate remuneration paid by the Bank during 2004, 2003 and 2002 for the services performed in all capacities by the Chief Executive Officer and each of the most highly compensated Executive Officers for whom disclosure is required.

Summary Compensation Table                                                                       Other
                                                                                           Long Term Deferred
                                                          -- Annual Compensation --      -Compensation Awards (2) -
--------------- ------------------------------ --------- -------------- ------------- -------------- ---------------

                                                                                          Defined          Deferred
     Name                   Title                                                       Contribution         Bonus
                                                 Year        Salary (1)       Bonus        Plans (3)         Plan
--------------- ------------------------------ --------- -------------- ------------- -------------- ---------------
K.A. Steinwert  President & Chief Executive      2004         $421,627      $450,000       $199,586        $108,498
                Officer of the Company and
                the Bank                         2003          382,110       375,000        120,560          97,891

                                                 2002          373,235       250,000         25,855          88,967
--------------- ------------------------------ --------- -------------- ------------- -------------- ---------------

R.S. Erichson   Executive Vice President,        2004         $216,136       $90,000       $125,946         $25,856
                Senior Credit Officer of the
                Company and the Bank             2003          199,272        80,000         80,589          23,328

                                                 2002          205,168        65,000         25,855          21,201
--------------- ------------------------------ --------- -------------- ------------- -------------- ---------------

D.E. Hodkin     Executive Vice President,        2004         $200,291      $100,000        $87,505         $25,856
                Chief Administrative Officer
                and Secretary of the Company     2003          187,159        80,000         59,189          23,328
                and the Bank
                                                 2002          207,146        70,000         25,855          21,201
--------------- ------------------------------ --------- -------------- ------------- -------------- ---------------

C.C. Nelson     Executive Vice President,        2004         $195,955      $100,000       $108,103         $25,856
                Head of Retail Banking of
                the Bank                         2003          170,704        75,000         70,590          23,328

                                                 2002          164,721        30,000         25,022          21,201
--------------- ------------------------------ --------- -------------- ------------- -------------- ---------------
S.W.            Executive Vice President,
Haley           Chief Financial Officer of       2004         $202,756       $75,000       $124,418         $25,856
                the Company and the Bank
                (Effective April 1, 2003)        2003          137,898        35,000         32,438          18,046

                                                 2002
--------------- ------------------------------ --------- -------------- ------------- -------------- ---------------
K.W.            Executive Vice President,
Smith           Head of Business Banking of      2004         $167,233       $46,000        $76,602         $25,856
                the Bank
                                                 2003          131,101        42,000         49,506           9,308

                                                 2002          137,044        38,000         22,008           8,454
--------------- ------------------------------ --------- -------------- ------------- -------------- ---------------

(1) In 2002 Bank employees received a one-time payment as compensation for accrued and unused vacation as a part of a program to redesign the Bank's vacation benefit.
(2) Amounts reflected in these columns represent accruals of expense only. Payments are not made to individual Executive Officers until after their retirement or separation of employment, and even then subject to plan vesting requirements. See more detailed plan descriptions on the following pages.
(3) During 2004 the Board made revisions to the Bank's Indexed Retirement Plan that resulted in recalculation of 2003 accruals. Accordingly, the 2003 amounts reflected in this table have been updated from previously reported amounts.


     No Executive Officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus.

Defined Benefit Pension Plan

     Effective June 9, 2001, with the exception of employees who have reached age 55 and who have accumulated 10 years of service (as defined in the Plan), the Bank's Defined Benefit Plan was amended to freeze the benefit accruals of the Plan participants.

     The maximum monthly retirement benefit which any of the above named individuals would be entitled to receive, assuming that all applicable conditions of the plan are met, is $1,500. Mr. Mettler elected to withdraw his vested interest the year he reached normal retirement age 65 and is no longer a participant in the Defined Benefit Pension Plan. Current rules permit the inclusion of a pension plan table demonstrating benefits payable upon retirement. Since the maximum compensation payable to any employee, including Executive Officers is $1,500 per month, a pension table has been excluded.

     The monthly benefits payable upon retirement at "normal retirement age" for each of the named Executive Officers, e.g., if they remain employees until they reach age 65, will be as follows: K.A. Steinwert, $510; R.S. Erichson, $344; D.E. Hodkin, $0; C.C. Nelson, $0; S.W. Haley, $0, K.W. Smith $149. If not defined in the plan document, "normal retirement age" is the earliest time at which a participant may retire without any benefit reduction due to age (i.e., the age at which benefits are not reduced because of early retirement).

     The Bank has determined that it will terminate the Defined Benefit Pension Plan in 2005 and make distributions to each participant.

Defined Contribution Plans

Profit Sharing Plan

     Substantially all full-time employees of the Bank with one or more years of service participate in a Profit Sharing Plan. However, employees who have continued to accrue benefits under the Defined Benefit Pension Plan since it was frozen in 2001 only participate in the discretionary contributions to the Profit Sharing Plan (when the Defined Benefit Pension Plan is terminated in 2005 these employees will begin to participate in the mandatory contributions to the Profit Sharing Plan). Two levels of contributions are made to the Profit Sharing Plan:
(1) mandatory contributions calculated according to a predetermined set of criteria set forth in the Plan; and (2) discretionary contributions authorized by the Board of Directors. The Board can terminate the plan at any time. The Bank contributed $1,305,000 ($660,000 was discretionary) for the year ended December 31, 2004 and $1,210,000 ($575,000 was discretionary) for the year ended December 31, 2003. Benefits pursuant to the Profit Sharing Plan vest 0% during the first year of participation, 25% per full year thereafter and after five years such benefits are fully vested.

Indexed Retirement Plan and Life Insurance Arrangements

     During 2003, the Bank implemented an Indexed Retirement Plan for the benefit of each Executive Officer as well as certain other senior officers of the Bank. The Indexed Retirement Plan is a defined contribution supplemental executive retirement plan and was developed to supplement the Bank's Profit Sharing Plan which, as a qualified plan, has a ceiling on benefits as set by the Internal Revenue Service. Individuals whose compensation exceeded this ceiling did not receive a retirement benefit on these earnings. The Indexed Retirement Plan was designed to adjust for these limits and provide levels of total compensation that are competitive in the banking industry.

     The Bank has also purchased single premium life insurance policies on the lives of the Executive Officers as well as certain other senior officers of the Bank. These policies provide: (1) financial protection to the Company in the event of the death of an officer and; (2) since the interest earned on the cash surrender value of the policies is tax free as long as the policies are used to finance employee benefits, significant income to the Bank to offset the expense associated with the Indexed Retirement Plan.

     The Board has structured the Indexed Retirement Plan as a defined contribution plan to avoid the uncertain future financial liabilities that can exist under a defined benefit plan. An account is established for each participant that is credited annually with an amount based on the taxable equivalent earnings on the cash surrender value balances of the single premium life insurance policies purchased, net of: (1) the mortality charges associated with the policies; and (2) a minimum required return (defined under the Plan as the return on five year treasuries) to the Bank on these cash surrender value balances. The initial cash surrender value of the life insurance policies purchased for each participant was determined based upon the individual's compensation at the time they became a participant in the plan and the number of years of service remaining to age 65 so as to provide a supplemental retirement benefit equal to a portion of the participant's projected final pay with the Bank. Benefits become payable to participants after either: (1) the participant has become vested and his or her employment at the Bank terminates (including retirement); or (2) there has been a "Change in Control" as defined in the Plan. The balance in each participant's account is 0% vested during the first five years of employment and becomes fully vested after five years of employment.

     As compensation to each participant for agreeing to allow the Bank to purchase an insurance policy on his or her life, split dollar agreements have been entered into with each participant. These agreements provide for a division of the life insurance death proceeds between the Bank and each participant's designated beneficiary or beneficiaries. The dollar value of premiums relating to that portion of the death proceeds that would be payable to the participant's beneficiary or beneficiaries in the event of his or her death, is included in the participant's Salary in the Summary Compensation Table. As of December 31, 2004 a total of 19 employees had agreed to allow the Bank to purchase an insurance policy on their life.

     As of December 31, 2004 the total cash surrender value balances of the insurance policies was $35.2 million. Since the purchase of the first insurance policies in late 2001, the Bank has earned taxable equivalent income (assuming a 42.06% tax rate) on these policies of $6.6 million, and recorded an expense of $1.1 million for the Indexed Retirement Plan. The Bank's total accrued liability under the Indexed Retirement Plan was $1.1 million as of December 31, 2004.


Deferred Bonus Plan

     Each of the CEO and the other Executive Officers are participants under the Deferred Bonus Plan and are entitled to receive cash payments based on the long-term cumulative profitability of the Bank and its subsidiaries and a bonus factor determined for each participant. Deferred bonuses become payable to eligible participants after either the participant has become vested and his or her employment at the Bank terminates or there has been a "Change in Control" as defined in the Plan. Benefits pursuant to the Deferred Bonus Plan vest 0% during the first year of participation, 25% per full year thereafter and after five years such benefits are fully vested.


Employment Contracts and Termination of Employment and Change in Control Arrangements

     The Bank has an employment agreement with Kent A. Steinwert, the Bank's President and Chief Executive Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for a minimum base salary of $475,000 annually, salary increases at the discretion of the Board of Directors based upon performance, use of a Bank-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Steinwert may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

     The Bank has an employment agreement with Richard S. Erichson, the Bank's Executive Vice President and Senior Credit Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for a minimum base salary of $198,000 annually, salary increases at the times that the salaries of the other Executive Officers of the Bank are adjusted, use of a Bank-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Erichson may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

     The Bank has an employment agreement with Deborah E. Hodkin, the Bank's Executive Vice President and Chief Administrative Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for a minimum base salary of $198,000 annually, salary increases at the times that the salaries of the other Executive Officers of the Bank are adjusted, use of a Bank-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of her employment, Ms. Hodkin may be entitled to receive severance compensation as set forth in her employment agreement up to an amount equal to twice her annual base salary.

     The Bank has an employment agreement with Chris C. Nelson, the Bank's Executive Vice President and Head of Retail Banking. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for a minimum base salary of $186,000 annually, salary increases at the times that the salaries of the other Executive Officers of the Bank are adjusted, use of a Bank-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Nelson may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

     The Bank has an employment agreement with Stephen W. Haley, the Bank's Executive Vice President and Chief Financial Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for a minimum base salary of $196,000 annually, salary increases at the times that the salaries of the other Executive Officers of the Bank are adjusted, use of a Bank-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Haley may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

     The Bank has an employment agreement with Kenneth W. Smith, the Bank's Executive Vice President and Head of Business Banking. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for a minimum base salary of $163,008 annually, salary increases at the times that the salaries of the other Executive Officers of the Bank are adjusted, use of a Bank-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Smith may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

Certain Relationships and Related Transactions

     Certain Directors and Executive Officers of the Bank and the Company and corporations and other organizations associated with them and members of their immediate families were customers of and engaged in banking transactions, including loans, with the Bank in the ordinary course of business in 2004. Such loans were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. These loans did not involve more than the normal risk of collection or have other unfavorable features.

Compensation Committee Interlocks and Insider Participation

     Messrs. Schumacher, Sanguinetti, Corum and Adams, none of whom with the exception of Mr. Schumacher (who retired as an employee in 1997) is or has been an officer or employee of the Company, served in 2004 as members of the Personnel Committee. During 2004, certain members of the Personnel Committee had loans or other extensions of credit outstanding from the Bank. These loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act of 2002 and did not involve more than the normal risk of collection or have other unfavorable features.

Indemnification

     The Company's Certificate of Incorporation and By-Laws provide for indemnification of officers, Directors, employees and agents to the fullest extent permitted by Delaware law. Delaware law generally provides for the payment of expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred by the indemnitees provided such person acted in good faith and in a manner he or she reasonably believed not to be opposed to the best interests of the corporation and with respect to any criminal action or proceeding if he or she had no reasonable cause to believe his or her conduct was unlawful. However, in derivative suits, if the suit is lost, no indemnification is permitted in respect of any claim as to which the prospective indemnitee is adjudged to be liable for misconduct in the performance of his or her duty to the Company and then only if, and only to the extent that, a court of competent jurisdiction determines the prospective indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Finally, no indemnification may be provided in any action or suit in which the only liability asserted against a Director is pursuant to a statutory provision proscribing the making of loans, dividends, and distribution of assets under certain circumstances.

     The provisions regarding indemnification may not be applicable under certain federal banking and securities laws and regulations.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Executive Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent stockholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its Executive Officers and Directors complied with all filing requirements applicable to them with respect to transactions during 2004. The Company has no greater than ten percent stockholders.

Performance Graph

     The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on common stock with (i) the cumulative total return of the American Stock Exchange market index, and (ii) a published index compiled by CoreData Group (formerly Media General) of banks and bank holding companies throughout the United States (the industry group line depicted in the graph that follows). The following comparison covers the period January 1, 2000 to December 31, 2004. The graph assumes an initial investment of $100 on January 1, 2000 and reinvestment of dividends. The stock price performance set forth in the following graph is not necessarily indicative of future price performance.

     This graph shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this graph by reference.

Security Ownership of Certain Beneficial Owners and Management

     To the knowledge of the Company, as of the record date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's common stock except as set forth in the following tables. For the purpose of this disclosure and the disclosure of ownership shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the record date.


                  Name and Address           Amount and Nature of      Percent
Title of Class    of Beneficial Owner (1)    Beneficial Ownership (2)  of Class
--------------    --------------------       --------------------      --------

Common Stock      Sheila M. Wishek                 46,819                5.90%
                  111 West Pine Street
                  Lodi, CA, 95240-2184

Common Stock      C.A. Wishek, Jr.                 40,511                5.11%
                  111 West Pine Street
                  Lodi, CA, 95240-2184

Common Stock      Bruce Mettler                    42,797                5.40%
                  111 West Pine Street
                  Lodi, CA, 95240-2184

Common Stock      Joan Rider                       40,943                5.16%
                  111 West Pine Street
                  Lodi, CA, 95240-2184

----------------------
(1) Mail should be sent to these individuals at the Company's address marked "c/o Shareholder Relations."
(2) Shares are beneficially owned, directly and indirectly, together with spouses, and unless otherwise indicated, holders share voting power with their spouses.

     The following table shows the number of common shares and the percentage of the total shares of common stock of the Company beneficially owned (as previously discussed) by each of the current Directors, by each of the nominees for election to the office of Director, by the Chief Executive Officer and the four other most highly compensated executive officers of the Bank and by all Directors and Executive Officers of the Company and of the Bank as a group as of the record date.


                                           Amount of Common Stock
                                           Owned and Nature of          Percent
Name and Address of Beneficial Owner (1)   Beneficial Ownership (2)    of Class
----------------------------------------   ------------------------    --------

Stewart C. Adams, Jr.                                  1,673               *
Ralph Burlington                                       2,875               *
Edward Corum, Jr.                                         44               *
Richard S. Erichson                                      857               *
Stephen W. Haley                                          89               *
Deborah E. Hodkin                                        110               *
Robert F. Hunnell                                      1,686               *
Ole R. Mettler                                        26,021             3.28%
Chris C. Nelson                                          112               *
James R. Podesta                                       1,005               *
Kevin Sanguinetti                                      3,564               *
Harry C. Schumacher                                    5,188               *
Kenneth W. Smith                                         108               *
Kent A. Steinwert                                      3,849               *
Calvin (Kelly) Suess                                     889               *
Carl A. Wishek, Jr.                                   40,511             5.11%

All Directors and executive officers
as a group (16 persons)                               88,581            11.17%
-------------------
*        Indicates less than 1%.
(1) Unless otherwise indicated, the business address for each of the persons listed in the table is 111 West Pine Street, Lodi, CA, 95240-2184.
(2) Shares are beneficially owned, directly and indirectly, together with spouses, and, unless otherwise indicated, holders share voting power with their spouses.

                 STOCKHOLDER PROPOSALS FOR 2006 PROXY STATEMENT

     Under the Rules of the Securities and Exchange Commission, if a stockholder intends to include a proposal in the Company's proxy statement and form of proxy for presentation at the Company's 2006 Annual Meeting of Stockholders, the proposal must be received by the Company at its principal executive offices by November 28, 2005.

     In addition to these advance notice requirements, there are other requirements that a stockholder must meet in order to have a proposal included in the Company's proxy statement under the rules of the Securities and Exchange Commission.

     In addition, Article III, Section 3.4 of the By-Laws of the Company provides a procedure for nomination for election of members of the Board of Directors of the Company. Nominations for election to the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors. Nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of the Company not less than thirty (30) days or more than sixty (60) days prior to any meeting of stockholders called for election of Directors, provided, however, that if less than twenty-one (21) days notice of the meeting is given to stockholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. If the Company's 2006 Annual Meeting of Stockholders is held on the third Monday of April (as it will be in 2005), any stockholder nomination, to be timely, must be received by the Company not later than March 18, 2006 and not earlier than February 16, 2006. Notification must contain certain information as to each proposed nominee and as to each person acting alone or in conjunction with one or more persons, in making such nomination or in organizing, directing or financing such nomination. If the Chairman of the meeting acknowledges the nomination of a person not made in accordance with the foregoing procedures, the persons named as proxies in the proxy materials relating to the meeting will use their discretion in voting the proxies when the nomination is made at the meeting. A copy of the By-Laws of the Company can be obtained by written request to the Secretary of the Company, Deborah Hodkin, 111 West Pine Street, Lodi, CA 95240-2184.

     Pursuant to Article II, Section 2.6 of the Company's By-Laws, in order for other business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and must have been a stockholder of record at the time such notice is given. To be timely, a stockholder's notice shall be delivered to or mailed (by United States registered mail, return receipt requested) and received at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary date of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than seventy (70) days, from such anniversary date, notice by a stockholder to be timely must be so delivered or mailed (by U.S. registered mail, return receipt requested) and received not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Notice of any stockholder proposal by a stockholder to properly bring business before the 2006 annual meeting, to be timely, must be received by the Company no later than February 6, 2006, and no earlier than January 17, 2006. Such stockholder's notice to the Secretary must contain certain additional information, which is more particularly described in Article II, Section 2.6 of the Company's By-Laws. No business shall be conducted at an annual meeting of stockholders unless proposed in accordance with the foregoing procedures. The Chairman of the meeting shall, if the factors warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure and such business shall not be transacted.

                                  ANNUAL REPORT

     Together with this proxy statement, Farmers & Merchants Bancorp has distributed to each of its stockholders an annual report for the year ended December 31, 2004. The annual report contains the consolidated financial statements of the Company and the Bank and the report thereon of PricewaterhouseCoopers LLP, the Company's independent public accountants.

     Upon written request by any person entitled to vote at the meeting, addressed to Deborah Hodkin, Secretary of the Company, at 111 West Pine Street, Lodi, CA 95240-2184, we will provide, without charge, a copy of the Company's 2004 Annual Report on Form 10-K, including the financial statements and the schedules thereto filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. You can also obtain a copy of the Company's annual report on form 10-K and other periodic filings with the Securities and Exchange Commission through the F&M Bank website. The Company address is http://www.fmbonline.com. The link to the Securities and Exchange Commission is on the About F&M Bank page.

                                  OTHER MATTERS

     The Management and Directors of the Company are not aware of any other matters to be presented for consideration at the meeting to be held on April 18, 2005 or any adjournments or postponements thereof. If any other matters should properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best business judgment, pursuant to the discretionary authority granted therein.



         BY ORDER OF THE BOARD OF DIRECTORS



         /s/ Deborah Hodkin
         Deborah Hodkin
         Secretary

                                    Exhibit A

                             AUDIT COMMITTEE CHARTER

The Audit Committee Charter provides general guidelines for members of the Audit Committee (Committee) for the Board of Directors of Farmers & Merchants Bank of Central California (Bank). These guidelines will assist the Committee in its efforts to ensure ongoing adequacy of the Bank's internal audit system as recommended by section 132 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA), Securities Exchange Commission and the AICPA's Auditing Standards Board. The Audit Committee of the Board of Directors of the Bank shall also serve to discharge the functions and responsibilities of the Committee of the board of Directors of the Company, as described hereinafter.

COMMITTEE MEMBERSHIP
The Committee shall be composed of at least three outside Directors of the Board who are independent of the management of the Bank and the Company. The Board shall annually determine whether members are "independent" of management of the Bank and the Company as such term is defined by Rule 4200(a)(14) of the NASD's current listing standards.

To maintain independence, members may not (directly or indirectly):

o Accept any consulting, advisory or other compensatory fee from the Bank (or Bancorp), other than in his or her capacity as a member of the audit committee, board or other board committee.
o    Be affiliated with the Bank, Bancorp or any subsidiary.

DESIGNATION OF AUDIT COMMITTEE FINANCIAL EXPERT
The Committee shall designate one of its members as a "financial expert". The financial expert is an individual who is determined by the Board of Directors to possess all of the following attributes: o An understanding of financial statements and generally accepted accounting principles (GAAP). o An ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves.

o Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to what can be expected to be raised by the Bank's or Bancorp's financial statements or experience activity supervising one or more persons engaged in such activities.

o An understanding of internal controls and procedures for financial reporting.

o    An understanding of audit committee functions.

These attributes may be acquired by:

o Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor, or experience in one or more positions that involve the performance of similar functions.

o Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation auditing or evaluation of financial statements.

o    Other relevant experience.

COMMITTEE MEETINGS
The Committee shall meet at least bi-monthly to review all recent audit reports (including reports by internal auditors, independent public accountants, and/or regulatory agencies). Management reports shall also be reviewed as they relate to audit findings. The Committee shall maintain and report to the Boards of the Company and the Bank, minutes and other relevant records of their meetings and decisions.

AUDIT SYSTEM
The Committee shall approve an internal audit system, which provides for:

o    Audit Programs. These items will be annually presented by the auditor:
     >>   Scope and frequency of the audit work
     >>   Documentation of the work performed
     >>   Conclusions reached and reports issued

o Program Effectiveness. Audit Reports and Responses thereto shall be presented to determine if controls are effective and if appropriate corrective action has been taken.

o Audit Arrangements. The independent auditor, operations auditor and credit examination vendors are ultimately accountable to the Audit Committee. It is management's responsibility to evaluate and recommend vendor selection and replacement, but it is the Committee's responsibility to approve and replace these vendors, if deemed appropriate or necessary. The Committee shall preapprove all non-audit engagements of the independent auditor. The Committee shall review the report by the independent auditor which is required by Section 10A of the Securities Exchange Act of 1934. The following information shall be presented to the Committee with Management's recommendations at least annually:
     >>   Written Agreement. Annual written contract or engagement letter.
     >> Vendor Competence. A resume and references for each individual responsible for maintaining the audit relationship.
     >>   Vendor Independence. A formal written statement of independence.

RESPONSIBILITIES
The Committee shall:

o Review the Forms 10-Q and 10K prior to presentation to the Board and filing with the Securities Exchange Commission and recommend inclusion of the Company's financial statements therein.

o Report to the Board that its members have reviewed the Forms 10-Q and 10K, and whether anything came to the attention of the Committee members which caused them to believe that the audited financial statements contain any materially misleading statements or omit any material information.

o The Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by SAS Nos. 61 and 90 (Communications with Audit Committees).

o Evaluate findings of all internal/external audits and examinations of the Company's operations, credit management, and risk oversight management. Review management responses and corrective action of all audit/examination findings.

o Provide oversight of all internal controls including applicable policies. Communicate with Company management on internal control issues. Oversee Company's Bank Secrecy Act, Anti-Money Laundering, and Patriot Act policies and Customer Identification Program (CIP). Post-approval review all Suspicious Activity Reports and provide appropriate feedback to Bank management. Insure an adequate BSA/AML management structure exists in the Company. Communicate all internal control and BSA/AML issues and policies to the entire Board of Directors.

o Establish procedures for the confidential, anonymous submission by employees or other "whistleblowers" of concerns regarding questionable accounting, internal control or auditing matters; and the receipt, retention and treatment of these complaints.

o Ensure that a copy of this Charter is disclosed in the Company's Proxy Statement at least every three years.


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